UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

Aemetis, Inc.
Exact name of registrant as specified in its charter

Delaware	001-36475	26-1407544
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
(408) 213-0940
Registrant's address and telephone number of principal executive office

N/A
Former name or former address, if changed since last report

Common Stock, par value $0.001	AMTX	NASDAQ Global Market
Title of class of registered securities	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01  Entry into a Material Definitive Agreement.

On February 12, 2025, Aemetis, Inc. (the “Company”) entered into a letter agreement further amending that certain At Market Issuance Sales Agreement, dated January 26, 2021, as amended by that certain letter agreement dated August 18, 2021 (as amended, the “Agreement”) with H.C. Wainwright & Co., LLC (the “Distribution Agent”). In accordance with the terms of the Agreement, the Company may offer and sell from time to time through the Distribution Agent the Company’s common stock having an aggregate offering price of up to $210,000,000 (the “Placement Shares”). The Placement Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on August 9, 2024, as amended by Amendment No. 1 to Form S-3 filed with the Commission on February 4, 2025 and declared effective on February 11, 2025 (Registration No. 333-281457). The Company filed a prospectus supplement, dated February 12, 2025, with the Commission in connection with the offer and sale of the Placement Shares.

Sales of the Placement Shares, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Market at market prices, in block transactions or as otherwise agreed by the Company and the Distribution Agent. The Company shall pay to the Distribution Agent in cash, upon each sale of Placement Shares pursuant to the Agreement, an amount up to 3.0% of the gross proceeds from each sale of Placement Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such Agreement, which is filed as Exhibits 1.1, 1.2, and 1.3 hereto. The legal opinion relating to the Placement Shares is filed as Exhibit 5.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

1.1
At Market Issuance Sales Agreement, dated January 26, 2021, by and between Aemetis, Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by the Company on January 27, 2021)

1.2
Letter Agreement, dated August 18, 2021, by and between Aemetis, Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 1.2 of the Current Report on Form 8-K filed by the Company on August 19, 2021)

1.3	Letter Agreement, dated February 12, 2025, by and between Aemetis, Inc. and H.C. Wainwright & Co., LLC
5.1	Opinion of Allen Overy Shearman Sterling US LLP
23.1	Consent of Allen Overy Shearman Sterling US LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

February 19, 2025	/s/ Eric A. McAfee
Eric A. McAfee
Chairman and Chief Executive Officer